EXHIBIT 99.1

EXECUTION ORIGINAL

FIRST AMENDMENT TO REVOLVING CREDIT,
TERM LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (the “Agreement”) is entered into January 14, 2011 by and among BLONDER TONGUE LABORATORIES, INC., a corporation organized under the laws of the State of Delaware (the “Borrower”), the financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and individually a “Lender”) and SOVEREIGN BUSINESS CAPITAL, a division of Sovereign Bank, a federal savings bank (“Sovereign”), as agent for Lenders (Sovereign, in such capacity, the “Agent”).

RECITALS

Whereas, the Borrower and the Lenders entered into a Revolving Credit, Term Loan and Security Agreement dated August 6, 2008 (as is being and may be further amended, restated, modified and/or extended, the “Loan Agreement”); and

Whereas, Borrower and Lenders have agreed to modify the terms of the Loan Agreement as set forth in this Agreement to, among other things, increase the Maximum Revolving Advance Amount.

Now, therefore, in consideration of the Lender’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1)	ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to Borrower with respect to the Obligations is correct.

2)	MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(A)	The following definitions in Section 1.2 of the Loan Agreement are hereby deleted, and are replaced to read as follows:

“Eligible Receivables” shall mean and include with respect to Borrower, each Receivable of Borrower arising in the ordinary course of Borrower’s business and which Agent, in its Permitted Discretion, shall deem to be an Eligible Receivable, based on such considerations as Agent may from time to time deem appropriate.  A Receivable shall not be deemed eligible unless such Receivable is subject to Agent’s first priority perfected security interest and no other Lien (other than Permitted Encumbrances), and is evidenced by an invoice or other documentary evidence satisfactory to Agent.  In addition, no Receivable shall be an Eligible Receivable if:

(a)  it arises out of a sale made by Borrower to an Affiliate of Borrower or to a Person controlled by an Affiliate of Borrower; provided, however, that sales to Buffalo City that would otherwise constitute Eligible Receivables shall not be deemed ineligible by virtue of this clause (a);

(b)  it is due or unpaid more than one hundred twenty (120) days after the original invoice date;

(c)  fifty percent (50%) or more of the Receivables from such Customer are not deemed Eligible Receivables hereunder.  Such percentage may, in Agent’s Permitted Discretion, be increased or decreased from time to time;

(d)  any covenant, representation or warranty contained in this Agreement with respect to such Receivable has been breached;

(e)  the Customer shall (i) apply for, suffer, or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or call a meeting of its creditors, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, any petition which is filed against it in any involuntary case under such bankruptcy laws, or (viii) take any action for the purpose of effecting any of the foregoing;

EXECUTION ORIGINAL

(f)  the sale is to a Customer outside the continental United States of America and/or Canada, unless the sale is on letter of credit, guaranty or acceptance terms, in each case acceptable to Agent in its good faith discretion;

(g)  the sale to the Customer is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis or is evidenced by chattel paper;

(h)  Agent believes, in its Permitted Discretion, that collection of such Receivable is insecure or that such Receivable may not be paid by reason of the Customer’s financial inability to pay;

(i)  the Customer is the United States of America, any state or any department, agency or instrumentality of any of them, unless Borrower assigns its right to payment of such Receivable to Agent pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. Sub-Section 3727 et seq. and 41 U.S.C. Sub-Section 15 et seq.) or has otherwise complied with other applicable statutes or ordinances;

(j)  the goods giving rise to such Receivable have not been shipped to the Customer or the services giving rise to such Receivable have not been performed by Borrower or the Receivable otherwise does not represent a final sale;

(k)  the aggregate amount of Receivables payable by (i) any Customer other than Buffalo City, Toner and/or World Cinema exceeds twenty percent (20%) of the aggregate amount of all Receivables, (ii) Buffalo City exceeds twenty-five percent (25%) of the aggregate amount of all Receivables, (iii) Toner exceeds thirty percent (30%) of the aggregate amount of all Receivables, (iv) World Cinema exceeds thirty-five percent (35%) of the aggregate amount of all Receivables, and/or (v) Toner and World Cinema in the aggregate exceeds sixty percent (60%) of the aggregate amount of all Receivables, to the extent such Receivable exceeds such limit;

(l)  (i)  the Receivable is subject to any offset, deduction, defense, dispute, or counterclaim unless the Borrower has received a letter from the Customer in form and substance satisfactory to Agent in it is Permitted Discretion indicating that such Customer will not exercise or assert such offset, declaration, defense or counterclaim against such Receivable and the Customer does not exercise or assert such, (ii) the Customer is also a creditor or supplier of Borrower (but only to the extent of Borrower’s obligations to such Customer from time to time) or (iii) the Receivable is contingent in any respect or for any reason;

(m)  Borrower has made any agreement with any Customer for any deduction therefrom, except for discounts or allowances made in the ordinary course of business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face value of each respective invoice related thereto;

(n)  any return, rejection or repossession of the merchandise has occurred or the rendition of services has been disputed;

(o)  such Receivable is not payable to Borrower;

(p)  fifty percent (50%) or more of the Receivables from such Customer are unpaid past the original due date, to the extent such Receivable exceeds such limit; or

EXECUTION ORIGINAL

(q) such Receivable is not otherwise satisfactory to Agent as determined in good faith by Agent in the exercise of its Permitted Discretion in a reasonable manner.

“Maximum Loan Amount” shall mean $9,000,000 less repayments of the Term Loan.

“Maximum Revolving Advance Amount” shall mean $5,000,000.

“Termination Date” shall mean January 15, 2013 or such other date as the Lenders may agree in writing to extend the Termination Date until, without there being any obligation on the part of the Lenders to extend the Termination Date.

(B)	The following definitions are hereby added to Section 1.2 of the Loan Agreement to read as follows:

“Buffalo City” shall mean Buffalo City Center Leasing, LLC.

“Toner” shall mean Toner Cable Equipment, Inc.

“World Cinema” shall mean World Cinema, Inc.

(C)	Section 6.5 of the Loan Agreement is deleted, and is replaced by a new Section 6.5 to read as follows:

6.5.                 Financial Covenants.

(a)           Fixed Charge Coverage Ratio.  Cause to be maintained at all times a Fixed Charge Coverage Ratio, tested quarterly on a consolidated, trailing twelve (12) month basis, of not less than 1.10 to 1.00.

(b)           Balance Sheet Leverage Ratio.  Cause to be maintained at all times a Balance Sheet Leverage Ratio of not more than 1.00 to 1.00, tested quarterly on a consolidated basis.

(c)           Net Income.  Achieve a Net Income for each fiscal year of not less than $500,000.

3)	ACKNOWLEDGMENTS. Borrower acknowledges and represents that:

(A) the Loan Agreement and Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(B) to the best of its knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(C) all representations and warranties of the Borrower contained herein and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

EXECUTION ORIGINAL

(D) Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and

(E) this Agreement is a modification of an existing obligation and is not a novation.

4)	PRECONDITIONS. As a precondition to the effectiveness of any of the modifications, consents, or waivers contained herein, the Borrower agrees to:

(A) provide the Agent with this Agreement, properly executed;

(B) provide the Agent with the Amended and Restated Revolving Credit Note in the amount of $5,000,000, properly executed;

(C) provide the Agent with secretary’s certificates and resolutions, in form and substance acceptable to the Agent, which approves the modification contemplated hereby;

(D) pay to the Agent an amendment fee in the amount of $30,000; and

(E) pay all other fees and costs incurred by the Lenders in entering into this Agreement, including, but not limited to, all reasonable legal fees incurred by the Agent.

5)
MISCELLANEOUS.  This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey, without reference to that state’s conflicts of law principles.  This Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof.  No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.  The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the Other Documents.  This Agreement and the Other Documents are intended to be consistent.  However, in the event of any inconsistencies among this Agreement and any of the Other Documents, the terms of this Agreement, then the Loan Agreement, shall control.  This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts.  Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

6)
DEFINITIONS.  The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement.  The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in New Jersey.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

ATTEST:                                                                                          BLONDER TONGUE LABORATORIES, INC.

By: /s/ Eric Skolnik                                                                        By: /s/ Robert J. Palle, Jr.
Name:  ERIC SKOLNIK                                                                 Name:  ROBERT J. PALLÉ, JR.
Title:  Assistant Secretary                                                            Title:  President

            SOVEREIGN BUSINESS CAPITAL,
            a division of Sovereign Bank,
            a federal savings bank, as Lender and as Agent

            By: /s/ Robert D. Wainright
            Name:  ROBERT D. WAINRIGHT
           Title:  Senior Vice President

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